                                                                    Exhibit 10.4


                              PURCHASE AGREEMENT


     AGREEMENT dated as of June 13, 1996 by and among ImmunoTherapeutics, Inc., a Delaware corporation (the "Company"), Dominion Resources, Inc., a Delaware corporation ("Seller") and The Aries Fund, a Series of the Aries Trust, a Cayman Island Trust (the "Trust") and The Aries Domestic Fund, L.P., a Delaware limited partnership (the "Partnership") (herein the Trust and the Fund are collectively referred to as the "Purchasers").

                                  WITNESSETH:

     WHEREAS, the Seller desires to sell to Purchasers, at a price of $.10 per share, 4,000,000 shares of the Company's Common Stock (the "Shares"); and

     WHEREAS, the Purchasers desire to purchase the Shares upon and subject to the terms and conditions hereinafter set forth; and

     WHEREAS, such shares were purchased by the Seller from the Company pursuant to a Purchase Agreement dated March 1, 1996 (the "March Purchase Agreement") (a copy of which is attached hereto as Exhibit "All); and

     WHEREAS, the Company has been joined with and made a party to this Agreement for the purpose of confirming the transfer of the Shares and the assignment by the Seller to the Purchasers of certain rights (the "Rights")under the March Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

     1. Purchase and Sale,-of the shares. Subject to the terms and conditions set forth herein, the Seller hereby agrees to sell and transfer to Purchasers, and Purchasers hereby agree to purchase from the Seller, in the amounts set forth on Exhibit "B" hereto, the Shares at the Closing (as such term is defined in Section 2.1 hereof). The purchase price for the Shares sold pursuant to this Agreement shall be $.10 per Share, together with the assignment of the Rights.

     2.   Closing; Termination.

     2.1 Closing. The closing of the purchase and sale of the Shares will take place at the offices of Purchasers at 375 Park Avenue, Suite 1501, New York, New York. Such closing (the "Closing") will take place at 11:00 A.M., local time, on June 13, 1996. Such Closing may take place at such other time and place or on such later date as may be mutually agreeable to the parties hereto. At such Closing, the Seller will deliver to Purchasers certificates for the Shares purchased as not forth in Section I hereof, against payment of the purchase price therefor by Purchasers, by wire transfer or certified check payable to the Seller. The Shares shall be registered in Purchasers, name or the name of the nominee of Purchasers in such denominations as Purchasers shall request according to their instructions delivered to the Seller not less than two (2) days prior to the Closing.

     2.2 Termination. In the event that the transactions contemplated by this Agreement to take place at or prior to the Closing have not been consummated by June 29, 1996, this Agreement shall, at the option of Purchasers, terminate and be of no further force and effect, and any payment made by Purchasers to Seller shall be refunded to Purchasers by Seller, and there shall be no further liability on the part of any party hereto except for breaches of this Agreement prior to the time of such termination.

     3. Conditions to the Obligations of Purchasers at the Closing. The obligation of Purchasers to purchase and pay for the Shares to be purchased by Purchasers at the Closing is subject to the satisfaction on or prior to June 29, 1996 of the following conditions, satisfaction of which conditions shall not be deemed waived unless waived in writing by Purchasers:

     3.1 Opinion of Counsel to the Company. Purchasers shall have received from William S. Clarke, P.A., counsel for the Company, its opinion dated the date of the Closing substantially in the form of Exhibit B hereto.

     3.2 Representations And Warranties. All of the representations and warranties of the Company contained in the March Purchase Agreement shall continue to be true and correct on the Closing as of the date made.

     3.3 Performance of Covenants. All of the covenants and agreements of the Seller contained in this Agreement and required to be performed on or prior to the date of the Closing shall have been performed in a manner reasonably satisfactory in all respects to Purchasers.

     3.4 Legal Action. No action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.

     3.5 Consent. The Seller and the Company shall have obtained in writing all consents required to enable each of them to observe and comply with all of their respective obligations under this Agreement and to consummate the transactions contemplated hereby.

     3.6 Board and committee Representation. The person designated by Purchasers shall have been elected as a member of the Company's Board of Directors and William McManus shall have resigned as a Director of the Company.

     3.7  Closing Documents.

          (a) The Company shall have delivered to Purchasers a certificate executed by the President of the Company dated the date of the Closing stating that the conditions set forth in Sections 3.2 through 3.6 hereof as applicable to the Company have been satisfied, and

          (b) the Seller shall have delivered to Purchasers a certificate executed by the President of the Seller dated the date of the Closing stating that the conditions set forth in Sections 3.2 through 3.6 hereof am applicable to the Sellers have been satisfied, and

          (c) Purchasers shall have received such certificates, assignments of the Rights, other documents and instruments as Purchasers may reasonably request in connection with, and to effect, the transactions contemplated by this Agreement.

     3.8 Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers.

     3.9 Redemption of Rights. The Board of Directors shall redeem prior to the Closing all of the Company' a outstanding rights pursuant to Section 24(a)(i) of the Rights Agreement dated as of September 23, 1994 between the Company and American Stock Transfer and Trust Company.

     4. Conditions to the Obligations of the Seller, at the Closing. The obligation of the Seller to sell the Shares to Purchasers as set forth herein at the Closing is subject to the satisfaction on or prior to the date of the Closing of the following conditions, any of which may be waived by the Company:

     4.1 Representations and Warranties. The representations and warranties of Purchasers contained in this Agreement shall be true and correct at and as of the date of the Closing with the same effect as if made on the date of the Closing, except to the extent of changes caused by the transactions contemplated hereby.

     4.2 Legal Action. No action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.

     4.3 Proceedings. All proceedings taken or to be taken by Purchasers in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Company.

     5. Conditions to the Obligations of the Company at the Closing. The obligation of the Company to fulfill the conditions to the Closing at the Closing is subject to the satisfaction on or prior to the date of the Closing of the following conditions, any of which may be waived by the Company:

     5.1 Representations and Warranties. The representations and warranties of Purchasers contained in this Agreement shall be true and correct at and as of the date of the Closing with the same effect au if made on the date of the Closing, except to the extent of changes caused by the transactions contemplated hereby.

     5.2 Performance of Covenants. All of the covenants and agreements of the Purchasers and the Seller contained in this Agreement and required to be performed an or prior to the date of the Closing shall have been performed in a manner reasonably satisfactory in all respects to the Company.

     5.3 Board and Committee Representation. The person designated by Purchasers shall have been elected as a member of the Company's Board of Directors and William McManus shall have resigned as a Director of the Company.

     5.4 Legal Action. No action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.

     5.5 Proceedings. All proceedings taken or to be taken by Purchasers in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company.

     6. Representation and Warranties of the Seller. The Seller hereby represents and warrants to Purchasers au follows:

     6.1 Organization of Seller. The Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     6.2 Authorization. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     6.3 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate any provision of Seller's charter or by-laws, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject.

     6.4 Brokers' Fees. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this agreement for which the Purchasers could become liable or obligated.

     6.5 Shares. The Seller holds of record and owns -beneficially the Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement) . The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company. All of the Shares are validly issued, fully paid and non-assessable.

     7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

     7.1 Organization of the Company. The Company is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     7.2 Authorization. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the company, enforceable in accordance with its terms and conditions. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     7.3 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate any provision of the Company's charter to by-laws, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

     7.4 March Purchase Agreement. All of the representations and warranties of the company contained in Section 6 of the March Purchase Agreement are true and correct on the date of this Agreement.

     7.5 Assignment of Rights. The Rights assigned and transferred by Seller to the Purchasers pursuant to this Agreement will be, upon consummation with the Closing, enforceable against the Company by the Purchasers as assignee of Seller after the date of the Closing in accordance with the terms thereof.

     8. Representations and Warranties of the Purchasers. The Purchasers jointly and severally represent and warrant to Seller and the Company as follows:

     8.1 Organization of the Purchasers. Each of the Purchasers are entities duly organized or created, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     8.2 Authorization. Each of the Purchasers has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Purchasers, enforceable in accordance with its terms and conditions. Each of the Purchasers need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     8.3 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate any provision of either of Purchasers' organizational documents (which includes all documents pursuant to which Purchasers were organized or created), or (b) conflict with, result in a beach of, constitute a default under, result in the acceleration of, crate in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which either of Purchasers is a party or by which either is bound or to which any of its assets is subject.

     8.4 Brokers' Fees. Neither of the Purchasers has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

     8.5 Investment. Purchasers are not acquiring the Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933. Each of Purchasers is acquiring the Shares to be purchased by it for its own account, beneficially and not as a nominee for or for the account of any other person.

     9. Covenants of the Seller. The Seller covenants and agrees with Purchasers and the Company as follows:

     9.1 Assignment of Rights. Concurrently with and subject to consummation of the Closing, the Seller has assigned to the Purchasers the following Rights under the March Purchase Agreement: (i) all rights of Dominion to the performance of those obligations of the Company set forth in Section 8 of the March Purchase Agreement, (ii) all rights of Dominion, if any, to enforce any claims of Dominion against the Company for breach of any representation or warranty against the Company set forth in Section 6 of the March Purchase Agreement, and (iii) the rights, as a holder of Securities under Section 9 of the March Purchase Agreement, to registration of the shares under the Securities Act of 1933, as amended.

     10. Covenants of the Company. The Company covenants and agrees with the Seller and the Purchasers as follows:

     10.1 Consent to Assignment of the Rights. The Company herewith consents to the assignment of the Rights and agrees that such Rights shall be enforceable by the Purchasers as set forth in Section 9.1 hereof.

     11.  Miscellaneous.

     11.1 Survival of Representations, warranties and Covenants. All representations, warranties, covenants and agreements contained in this Agreement, or in any document, exhibit, schedule or certificate by any party delivered in connection herewith shall survive the execution and delivery of this Agreement and the date of each Closing and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on its behalf, provided that, such representations and warranties shall survive until December 31, 1996.

     11.2 Expenses. The Seller agrees to pay, and save Purchasers harmless against liability for the payment of (a) fees and expenses (including, without limitation, attorneys' fees) incurred with respect to any amendments or waivers (whether or not the same shall become effective) under or with respect to this Agreement and the transactions contemplated hereby, (b) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including the issuance, delivery and acquisition of the Shares, and (c) fees and expenses (including, without limitation, reasonable attorneys' fees) incurred in respect of the enforcement of the rights granted under this Agreement and the transactions contemplated hereby.

     11.3 Amendments and Waivers. This Agreement and all exhibits and schedules hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of (a) Purchasers, if the amendment, action, omission or waiver is one which affects their rights or obligations under this Agreement and (b) the holders of 51% of the Shares then outstanding if the amendment, action, omission or waiver is one which affects their rights or obligations under this Agreement. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     11.4 Successors and Assigns. This Agreement may not be assigned by the Company except with the prior written consent of the holders of 51% of the Shares then outstanding. This Agreement shall be binding upon and inure to the benefit of each of the Company and Seller and their respective permitted successors and assigns and Purchasers and their successors and assigns. The provisions hereof which are for Purchasers, benefit as purchasers or holders of the Shares, are also for the benefit of, and enforceable by, any subsequent holder of such Shares.

     11.5 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

               To the Purchasers:
               Aries Financial Services, inc.
               375 Park Avenue - Suite 1501
               New York, New York 10152

               With a Copy to:
               David Walner, Esquire
               375 Park Avenue - Suite 1501
               New York, New York 10152

               To the Company:
               ImmunoTherapeutics, Inc.
               3233 Fifteenth Street South
               Fango, North Dakota 58104
               Attention: Dr. Gerald Vesica

               With a Copy to:
               William S. Clarke, P.A.
               5 Independence way
               Princeton, New Jersey 08540

               To the Seller:
               Dominion Resources, inc.
               The Abbey
               355 Madison Avenue
               Morristown, New Jersey 07960

               With a Copy to:
               William E. McManus, III, Esquire Spencer's Corner
               90 Main Street - Suite 211
               Centerbrook, Connecticut 06409-1058


     11.6 Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New Jersey without giving effect to principles of conflicts of law.

     11.7 Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties thereto.

     11.8 Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

     11.9 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                        ImmunoTherapeutics, Inc.



                                        By: __________________________________
                                            Name:
                                            Title:



                                        Dominion Resources, Inc.



                                        By: __________________________________
                                            Name:
                                            Title:




                                        The Aries Fund, a Series of
                                              the Aries Trust



                                        By: __________________________________
                                            Name:
                                            Title:



                                        The Aries Domestic Fund, L.P.



                                        By: __________________________________
                                            Name:
                                            Title:

                                  EXHIBIT "B"



The ARIES Fund,                         3,000,000
A Series of the ARIES TRUST



The Aries Domestic Fund, L.P.           1,000,000